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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 19, 2007

                        Global Pari-Mutual Serivces, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


             Nevada                      000-32509              88-0396452
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 (State or other jurisdiction of        (Commission            (IRS Employer
 incorporation or organization)         File Number)        Identification No.)


        2533 North Carson Street
          Carson City, Nevada                                 89706
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 (Address of Principal Executive Offices)                   (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (415) 302-8621
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                                       N/A
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            (Former name, former address, and formal fiscal year, if
                           changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related
Audit Report or Completed Interim Review

     (1) On or about August 28, 2006 the Company received a comment letter from the Securities and Exchange Commission. Based upon a review of this document the Company deteremined that the financial statements filed of Form 10QSB for the six month ended June 30, 2006 needed to be restated. The Company filed the restated financial statements on Form 10QSB/Amendment number 1 on September 18, 2006.

     (2) The Company concluded that the financial statements as previously presented needed to be restated to include all operations of the Royal Turf Club, Inc, as if their acquisition had happened at the beginning of the reporting periods included in the quarterly report. The Company had erroneously presented financial statements that only included the operations of the Royal Turf Club, Inc. from the date of acquisition, April 19, 2006. Additional proforma financial information that presented financial information from the beginning of the reporting period were only included in the footnotes to the financial statements.

     (3) The Chairman of the Board and Principal Accounting Officer discussed these changes with the Company's independent auditors.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Global Pari-mutuel Services, Inc.



Dated:  Fewbruary 19, 2007                    By /s/ James A. Egide
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                                              James A. Egide
                                              Chief Executive Officer